SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                February 13, 2002



                                  LUMENIS LTD.
             (Exact name of Registrant as specified in its charter)



           Israel                      0-27572                      N/A
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)           Identification No.)


                       P.O. Box 240, Yokneam 20692, ISRAEL
           (Address or principal executive offices including zip code)


               Registrant's telephone number, including area code:


                               011-972-4-959-9000


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

     On February 25, 2002, Lumenis Ltd. (the "Company") issued a press release announcing that it had received a request from the Securities and Exchange Commission to voluntarily provide certain documents and information for the period commencing January 1, 1998. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.

     99.1 Press Release of the Company, dated February 25, 2002.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 28, 2002

                                     By: /s/  Stephen Kaplitt
                                         ---------------------------------------
                                         Name: Stephen Kaplitt
                                         Title: Executive VP and General Counsel

                                INDEX TO EXHIBITS


         Exhibit No.                             Description
         -----------                             -----------
            99.1                     Press Release of the Company, dated
                                              February 25, 2002